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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               Amendment No. 1 to
                                    Form 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                           RAVISENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                     23-2763854
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                            One Great Valley Parkway
                          Malvern, Pennsylvania 19355

                    (Address of Principal Executive Offices)

If this form relates to the                 If this form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and               12(g) of the Exchange Act and
is effective pursuant to General            is effective pursuant to General
Instruction A.(c), please check             Instruction A.(d), please check
the following box. [_]                      the following box. [X]


     Securities Act registration statement file number to which this form relates: 333-77269

                                                                 (If applicable)

     Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                Name of each exchange on which
    to be so registered                each class is to be registered
    -------------------                ------------------------------

      Not Applicable                           Not Applicable

     Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
--------------------------------------------------------------------------------
                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.
          --------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-77269).

Item 2.   Exhibits.
          ---------

Exhibit
Number         Description
-------        -----------

1.1*           Specimen of Common Stock Certificate.

3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-77269).

3.2            Bylaws of the Registrant - incorporated by reference to Exhibit
               3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-77269)
__________
* To be filed by subsequent amendment.

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 24, 1999                       /s/ Jason C. Liu
                                          -------------------------------------
                                          Jason C. Liu, Chief Financial Officer

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